                                                                SUB-ITEM 77Q1(A)

                                 AMENDMENT NO. 6
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                              AIM TAX-EXEMPT FUNDS

          This Amendment No. 6 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Tax-Exempt Funds (the "Trust") amends, effective November 12, 2009, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to add the following series portfolios: Invesco Municipal Fund, Invesco Tax-Exempt Securities Fund, Van Kampen California Insured Tax Free Fund, Van Kampen High Yield Municipal Fund, Van Kampen Insured Tax Free Income Fund, Van Kampen Intermediate Term Municipal Income Fund, Van Kampen Municipal Income Fund, Van Kampen New York Tax Free Income Fund and Van Kampen Strategic Municipal Income Fund (collectively, the "Funds");

          WHEREAS, each of the Funds will have multiple share classes, each of which will be reflected on Schedule A, as amended hereby;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of November 12, 2009.


                                     By: /s/ John M. Zerr
                                         ---------------------------------------
                                     Name: John M. Zerr
                                     Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                              AIM TAX-EXEMPT FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                             CLASSES OF EACH PORTFOLIO
--------------------------------------------------   ---------------------------
AIM High Income Municipal Fund                       Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares
                                                     Institutional Class Shares
AIM Tax-Exempt Cash Fund                             Class A Shares
                                                     Class Y Shares
                                                     Investor Class Shares
AIM Tax-Free Intermediate Fund                       Class A Shares
                                                     Class A2 Shares
                                                     Class Y Shares
                                                     Institutional Class Shares
Invesco Municipal Fund                               Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares
Invesco Tax-Exempt Securities Fund                   Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares
Van Kampen California Insured Tax Free Fund          Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares
Van Kampen High Yield Municipal Fund                 Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares
Van Kampen Insured Tax Free Income Fund              Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares
Van Kampen Intermediate Term Municipal Income Fund   Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares

Van Kampen Municipal Income Fund                     Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares
Van Kampen New York Tax Free Income Fund             Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares
Van Kampen Strategic Municipal Income Fund           Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares"